Exhibit 10.1

AMENDMENT NO. 6 TO PURCHASE AND SALE AGREEMENT

This Amendment No. 6 (the “Amendment”) is made and entered into this 27th day of March, 2015 by and between Dover Motorsports, Inc. and Nashville Speedway, USA, Inc. (collectively, the “Seller”) and NeXovation, Inc. (the “Purchaser”).

WHEREAS, Seller and Purchaser entered into a Purchase and Sale Agreement (the “Agreement”) dated May 28, 2014, as amended by Amendment No. 1 dated August 26, 2014, Amendment No. 2 dated October 7, 2014, Amendment No. 3 dated December 15, 2014, Amendment No. 4 dated January 13, 2015 which superseded Amendments No. 1, No. 2 and No. 3 (“Amendment No. 4”) and Amendment No. 5 dated February 20, 2015 which is superseded by this Amendment No. 6, in which the Purchaser agreed to purchase from Seller the property known as Nashville Superspeedway;

WHEREAS, unless otherwise defined herein, terms shall have the meaning ascribed to them in the Agreement;

WHEREAS, the parties agree to extend the date for Closing, subject to the terms and conditions of this Amendment No. 6;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser do hereby agree as follows:

1.	Closing shall take place on or before May 27, 2015.

2.	Purchaser shall wire $400,000 to Seller on or before March 27, 2015. This non-refundable payment is in consideration of this Amendment. If Closing occurs, a prorated portion of this $400,000 payment shall be applied against the Purchase Price calculated by subtracting from the $400,000 payment an amount equal to $6,666.66 for each day past March 27, 2015 that Closing takes place.

3.	Except as expressly modified above, the Agreement (as otherwise amended by Amendment No. 4) shall remain in full force and effect.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment the day and year first written above.

Purchaser: NeXovation, Inc.

By:	/s/ Michael B. Kinnard
Michael B. Kinnard, EVP – General Counsel

Seller: Nashville Speedway, USA, Inc.

By:	/s/ Klaus Belohoubek
Klaus Belohoubek,
Senior Vice President – General Counsel

Seller: Dover Motorsports, Inc.

By:	/s/ Klaus Belohoubek
Klaus Belohoubek,
Senior Vice President – General Counsel